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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                [ ]
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 11, 2000
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                              ANTEX BIOLOGICS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   DELAWARE                                           0-20988                                       52-1563899
(State or other jurisdiction of                   (Commission File Number)                         (I.R.S. Employer
incorporation or organization)                                                                     Identification No.)

                 300 PROFESSIONAL DRIVE
                 GAITHERSBURG, MARYLAND                         20879
           (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (301) 590-0129

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          (Former name or former address, if changed since last report)


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ITEM 4.        CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

        The Company has engaged Richard A. Eisner & Company, LLP as its independent accountants for calendar year 2000.

                                    SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Antex Biologics Inc.
                                                 ----------------------
                                                 (Registrant)

                                                 /S/GREGORY C. ZAKARIAN
                                                 --------------------------
                                                 Name:  Gregory C. Zakarian
                                                 Title: Vice President, Finance

July 11, 2000
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(Date)